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                                                                    EXHIBIT 10.2

                               AIR SOUTH, INC.

            1994-1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.      PURPOSE

         This Incentive and Non-Qualified Stock Option Plan (the "Plan") is intended to encourage stock ownership of AIR SOUTH, INC., an Illinois corporation by officers, directors, consultants and employees of the Corporation and any subsidiary corporations (collectively the Corporation") as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that they may acquire or increase their ownership position and consequent interest in the success of the Corporation, and to encourage them to remain in the employ of, or maintain their relationship with, the Corporation. It is further intended that options issued pursuant to this Plan shall constitute either "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or non-qualified stock options, the tax consequences of which are governed by Section 83 of the Code ("Non-Qualified Stock Options"), as designated at the time of grant. Any option granted pursuant to this Plan which for any reason fails to qualify as an Incentive Stock Option shall be deemed to have been granted as an option not qualified under Section 422 of the Code. This Plan will govern the issuance of Non-Qualified Stock Options, with terms similar in most respects to Incentive Stock Options. The Compensation Committee may vary the terms of Non-Qualified Stock Options issued without regard to the limits and restrictions set forth herein. The provisions of this Plan will apply to Non-Qualified Stock Options only in default of the establishment of different terms by the Committee.


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2.       ADMINISTRATION

         The Plan shall be administered by a Compensation Committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall from time to time at its discretion determine (i) those officers, directors, consultants and employees (including key and non-key) who shall be granted options; (ii) the number of shares of stock to be optioned to each; and (iii) subject to the express provisions of the Plan, the terms of all options so granted.

        The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

        If at any time no Committee shall be in office, the Board shall perform the functions of the Committee.

3.       ELIGIBILITY

         The persons who shall be eligible to receive Incentive Stock Options shall be such officers and employees (whether or not they are directors) of the Corporation as the Committee shall select from time to time. Non-employee directors, consultants and others, who have a relationship with the Corporation which the Committee considers beneficial to the Corporation shall receive Non-Qualified Stock Options. Officers and employees may also receive Non-Qualified Stock Options. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.

4.       STOCK

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        The stock subject to the options to be granted hereunder shall be an aggregate of 750,000 shares of the Corporation's authorized but unissued or reacquired common stock, hereafter sometimes called "Common Stock". The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year by an optionee under this Plan or any other plan of the Corporation, shall not exceed $100,000 (or such other amount as may then be permissible under Section 422 of the Code). Any option granted and exercisable in excess of such amount shall be treated as a Non-Qualified Stock Option with respect to such excess. For the purpose of the immediately preceding sentence, options that are not qualified as Incentive Stock Options by reason of such excess shall be deemed to relate first to the most recently granted options. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 5(g) of the Plan.

        In the event any outstanding option under the Plan for any reason expires, lapses or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option may again become the subject of an option granted under the Plan.

5.      TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

        Each option shall state the total number of shares to which it pertains.

        (b) Option Price.

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        Each option shall state the option price, which, in the case of
Non-Qualified stock options need not be related to the market price. Incentive Stock Options, shall be granted at a price no less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option or in the case of an individual who immediately before the grant of an option owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, a purchase price no less than 110% of the fair market value per share of stock at the time of the grant of the option. At or prior to the time an option is granted, the Committee shall fix the term of such option which shall be not more than ten years from the date of the grant (five years from the date of grant of Incentive Stock Options for 10% Stockholders). In the event that the Committee takes no action to fix the term of an option granted to such an individual, such option shall expire ten years from the date of grant.

        During such time as the Common Stock is not listed on an established stock exchange, the fair market value per share shall be the mean between the closing "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed on an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the common stock on such stock exchange on the day the option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange that day, on the next preceding day on which there was a sale of such stock. If there is no established market for the stock, the fair market value shall be determined by the most recent prior private

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sale price of the Common Stock. Subject to the foregoing the Committee in fixing the option price shall have full authority and discretion so long as they shall act in good faith.

                  (c) Medium and Time of Payment

        The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, check or in shares of Common Stock of the Corporation, based upon the fair market value of those shares as determined under Article 5(b) of the Plan.

                  (d) Term, Exercise and Vesting of Options.

        No Incentive Stock Option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Each option shall be exercisable (vest) as to not more than one-third (1/3) of the total number of shares granted thereby during each twelve-month period during which the optionee remains continuously an employee, director or consultant of the Corporation, commencing twelve months from the date of the granting of the option. No option shall be exercisable after the expiration of ten years from the date it is granted or three months after termination of employment, except as provided for herein in the event of death or permanent and total disability (as defined below) of the optionee. Upon exercise, the option must be exercised for a minimum number of one hundred (100) shares, unless the number of shares for which the option is exercisable at such time shall be less than one hundred
(100) shares in which case the minimum number of shares exercisable shall be the total amount for which the option is exercisable.

                  (e) Termination of Employment Except Death.

        In the event that an optionee who is an employee of the Corporation shall cease to be employed by the Corporation for any reason other than his death and shall be no longer in the

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employ of the Corporation, such optionee must exercise any vested options within three months (twelve months in the case of the "permanent and total disability" of the optionee as defined in Section 22(e) (3) of the Code) after such termination of employment. If not exercised within such three month period (twelve months-disability), any unexercised options shall terminate. Subject to Treasury Regulation 1.421-7, whether authorized leave of absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities. With respect to Non-Qualified Stock Options issued to directors, consultants and others who are not employees, the option term shall be that fixed by the Committee with respect to such director, consultant or other person, or ten years in default of such determination, and the provisions of article 5(e) shall not apply and the option shall continue to be exerciseable for its term, notwithstanding that the optionee may cease to be a director or consultant with the Corporation.

                  (f) Death of Optionee and Transfer of Option.

        During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights therein. Options granted hereunder shall not be transferable except by will or by the laws of descent and distribution. In the event of the death of an employee-optionee, no option shall be exercised

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unless such optionee had been an employee of the Corporation for a period of six
(6) months following the date of grant thereof. If the optionee shall die while in the employ of the Corporation or within a period of three months after the termination of his employment with the Corporation any vested options must be exercised within one year after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. If not exercised within such period any unexercised options shall terminate.

                  (g) Changes in Capitalization.

        Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof set forth in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation by reason of any stock dividend, stock split, reverse stock split, recapitalization, the issuance of stock rights, merger, consolidation, combination, exchange of shares, spin-off, distribution of assets to stockholders change in par value, or other similar corporate change. In any merger or consolidation, each outstanding option shall pertain to and apply to the securities of the continuing corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled under the terms of such merger or consolidation. A dissolution or liquidation of the Corporation shall cause each unvested outstanding option to vest thirty days prior to such liquidation or dissolution and any such option may thereafter be exercised prior to, or cotermmous with such liquidation or dissolution.

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        Any adjustments required to be made as a result of a merger shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital of business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (h) Rights as a Stockholder or Employee.

        An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article 5(g) hereof. The Plan is not a contract of employment, and the terms of employment of any optionee or the relationship of any non-employee consultant with the Corporation shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any optionee for a continuation of employment, nor shall it interfere with the right of the Corporation to discharge any optionee and to treat him without regard to the effect which such treatment might have upon him as an optionee. If the employee is discharged he or she shall not be entitled to any compensation whatsoever with respect to stock option rights which have not yet vested.

                  (i)    Modification, Extension and Renewal of Options.

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         Subject to the terms and conditions and within the limitations of the
Plan, including but limited to Article 5(d), the Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of the new options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding Incentive Stock Options so as to specify a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                  (j) Investment Purpose and Qualification of Shares.

         Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

         The Corporation shall seek such authority as may lawfully be required to offer and sell the shares covered by an option in each jurisdiction in which an optionee resides. However, nothing herein shall require the Corporation to register under the Securities Act of 1933 either the Plan, options granted thereunder or any securities issued or issuable pursuant to any option granted under the Plan.

                  (k) Other Provisions.

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         The option agreements authorized under the Plan shall from time to time and from option to option contain such other provisions, including, without limitation, restrictions upon the exercise or vesting of the option, as the Committee shall deem advisable in each case. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary, in the case of Incentive Stock Options, in order that such option will be an Incentive Stock Option or to conform to any change in the law.

6.       CORPORATION LOANS

         The Corporation may make nonrecourse, collateralized loans to employees for the purpose of exercising options, secured with the stock purchased, with interest at a rate to be determined by the Committee, but in no event at a rate of interest less than that specified by Section 7872 of the Code. Such loans shall, however, terminate and be due and payable (including interest) thirty days after the last day of the employment of any employee or, if earlier, upon the disposition by the employee of the shares purchased with the proceeds of such loans.

7.       RELOAD OPTIONS.

         Without in any way limiting the authority of the Committee to make grants hereunder, and in order to induce officers and other key employees to retain ownership of shares of stock in the Company, the Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of stock of the Company in accordance with this Plan and the terms and conditions of the option agreement. Any such Reload Option shall be for a number of shares of stock equal to the number of surrendered shares of stock, and shall become exercisable in the

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event the purchased shares of stock are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

8.       TERM OF PLAN

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

9.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

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10.      AMENDMENT OF THE PLAN

         The Board of Directors or Compensation Committee of the Corporation may, amend, suspend or terminate the Plan at any time. Any such amendment will not, however, change any rights or entitlements of existing option holders without the consent of such optionees.

         The Plan, as to Incentive Stock Options, may not, without approval of the stockholders, be amended in any manner that will cause such options issued under it to fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Code.

11.      APPROVAL OF STOCKHOLDERS

         This Plan, with respect to Incentive Stock Options, is subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation, voting by person or proxy at a meeting of shareholders in which there is a quorum, which approval must occur within the period beginning twelve months before or ending twelve months after the date the Plan is adopted by the Board of Directors. In the period following the adoption of this Plan by the Board of Directors but prior to obtaining approval by the stockholders, the Committee may grant options hereunder, subject to obtaining stockholder approval of the Plan.

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             1994-1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1.       PURPOSE

         This Incentive and Non-Qualified Stock Option Plan (the "Plan") is intended to encourage stock ownership of AIR SOUTH INC., an Illinois, corporation (the "Corporation") by officers, directors, consultants and employees of the Corporation and any subsidiary corporations (the "Subsidiaries"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and to encourage them to remain in the employ of, or maintain their relationship with, the Corporation and/or the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute either "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options, the tax consequences of which are governed by
Section 83 of the Code ("Non-Qualified Stock Options"), as designated at the time of grant. Any option granted pursuant to this Plan which for any reason fails to qualify as an Incentive Stock Option shall be deemed to have been granted as an option not qualified under Section 422 of the Code. The Corporation intends this Plan to enable it to issue Non-Qualified Stock Options, with terms similar in most respects to Incentive Stock Options. Non-Qualified Stock Options may be granted independently of Incentive Stock Options.


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2.       ADMINISTRATION

         The Plan shall be administered by a Compensation Committee appointed by the Board of Directors of the Corporation (the "Committee"). Such Committee shall consist of not less than two members of the Corporation's Board of Directors. The Committee shall from time to time at its discretion determine
(i) those officers, directors, consultants and employees (including key and non-key) who shall be granted options; (ii) the number of shares of stock to be optioned to each; and (iii) subject to the express provisions of the Plan, the terms of all options so granted.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be

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final unless otherwise determined by the Board of Directors. No member of the
Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         If at any time no Committee shall be in office, the Board shall perform the functions of the Committee.

3.       ELIGIBILITY

         The persons who shall be eligible to receive Incentive Stock Options shall be such officers and employees (whether or not they are directors) of the Corporation or its Subsidiaries as the Committee shall select from time to time. Non-employee directors, consultants and others, who have a relationship with the Corporation or its Subsidiaries which the Committee considers beneficial to the Corporation may only receive Non-Qualified Stock Options. Officers and employees may also receive Non-Qualified Stock Options. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.

4.       STOCK

        The stock subject to the options to be granted hereunder shall be an aggregate of 750,000 shares of the Corporation's authorized but unissued or reacquired common stock, hereafter

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sometimes called "Common Stock". The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock options are exercisable for the first time in any calendar year by an optionee under this Plan or any other plan of the Corporation, a parent of the Corporation (if any) or Subsidiaries, shall not exceed $100,000 (or such other amount as may then be permissible under Section 422 of the Code). Any option granted and exercisable in excess of such amount shall be treated as a Non-Qualified Stock Option with respect to such excess. For the purpose of the immediately preceding sentence, options that are not qualified as Incentive Stock Options by reason of such excess shall be deemed to relate first to the most recently granted options. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Article 5(g) of the Plan.

         In the event any outstanding option under the Plan for any reason expires, lapses or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option may again become the subject of an option granted under the Plan.

5.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

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                  (a) Number of Shares.

         Each option shall state the total number of shares to which it pertains.

                  (b) Option Price.

         Each option shall state the option price, which, in the case of an Incentive Stock option, shall be not less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. Notwithstanding the preceding sentence, in the case of an individual, who immediately before the grant of an option, owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent (if any) or any of the Subsidiaries ("10% Stockholder"), the purchase price per share of Common Stock under each such option shall not be less than 110% of the fair market value per share of stock at the time of the grant of the option. At or prior to the time an option is granted, the Committee shall fix the term of such option which, notwithstanding Section 5(d) of the Plan, shall not be more than ten years from the date of the grant of the option in the case of persons other than 10% Stockholders, and five years from the date of grant of the option for 10% Stockholders. The foregoing restrictions shall not apply to grants of Non-Qualified Stock Options. In the event that the Committee takes no action to fix the term of an option granted to such an individual, such option shall contain a provision that

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it shall expire ten years from the date of grant. For purposes of this paragraph, the parent of the Corporation shall be any corporation, which with respect to the Corporation, is a parent corporation pursuant to Section 424(e) of the Code; and the Subsidiaries of the Corporation shall be all corporations which, with respect to the Corporation, are subsidiary corporations pursuant to
Section 424(f) of the Code. During such time as the Common Stock is not listed upon an established stock exchange the fair market value per share shall be the mean between the closing "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange that day, on the next preceding day on which there was a sale of such stock. If there is no established market for the stock, the fair market value shall be determined by the most recent prior private sale price of the Common Stock. Subject to the foregoing the Committee in fixing the option price shall have full authority and discretion so long as they shall act in good faith.

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                  (c) Medium and Time of Payment.

        The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, check or in shares of Common Stock of the Corporation, based upon the fair market value of those shares as determined under Article 5(b) of the Plan.

                  (d) Term and Exercise of Options.

        No Incentive Stock Option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Subject to the right of cumulation provided for in this subdivision, each option shall be exercisable as to not more than one-third of the total number of shares granted thereby during each twelve-month period during which the optionee remains continuously an employee, director or consultant of the Corporation, commencing twelve months from the date of the granting of the option. Notwithstanding the limitations of the first two sentences of this subparagraph, the Committee, in its discretion, may waive such vesting requirements, and each option shall also be otherwise exercisable pursuant to the terms of each option agreement as determined by the Committee. To the extent that the option is not exercised in any period, the number of shares as to which the option is exercisable shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten years (or five (5) years in the case of a 10% Stockholder) from the date the option is granted. No option shall

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be exercisable after the expiration of ten years (or five (5) years in the case of a 10% Stockholder) from the date it is granted or three months after termination of employment, except as provided for herein in the event of death or permanent and total disability (as defined below) of the optionee. Upon exercise, the option must be exercised for a minimum number of one hundred (100) shares, unless the number of shares for which the option is exercisable at such time shall be less than one hundred (100) shares in which case the minimum number of shares exercisable shall be the total amount for which the option is exercisable.

                    (e) Termination of Employment Except Death.

         In the event that an optionee shall cease to be employed by the Corporation or Subsidiaries for any reason other than his death and shall be no longer in the employ of any of them, subject to the condition that no option shall be exercisable after the expiration of ten years (or five (5) years in the case of a 10% Stockholder) from the date it is granted, such optionee shall have the right to exercise the option at any time within three months (twelve months in the case of the "permanent and total disability" of the optionee as defined in Section 22(e)(3) of the Code) after such termination of employment to the extent his right to exercise such option had accrued pursuant to Article 5(d) of the Plan and had not previously been exercised at the date of such termination. Subject to Treasury Regulation 1.421-7, whether authorized leave of absence for military or governmental service shall constitute termination

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of employment, for the purposes of the Plan, shall be determined by the
Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities. Solely with respect to Non-Qualified Stock Options, the terms "employ" and "employment" shall also be deemed to refer to service as a consultant, director and/or officer of the Corporation and/or a Subsidiary, whether or not the optionee is otherwise an employee, and "termination of employment" shall be deemed to mean the termination of such service in all of such capacities and the termination of all employment of the optionee by the Corporation and any of its Subsidiaries and the continuation of such service and/or employment in none of such capacities.)

                  (f) Death of Optionee and Transfer of Option.

         During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights therein. Options granted hereunder shall not be transferable except by will or by the laws of descent and distribution. In the event of the death of an optionee, no option shall be exercised unless such optionee had been an employee of the Corporation or any Subsidiary

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for a period of six (6) months following the date of grant thereof. If the optionee shall die while in the employ of the Corporation or a Subsidiary or within a period of three months after the termination of his employment with the Corporation or any Subsidiary and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) of the Plan at the time of his death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

                  (g) Changes in Capitalization.

         Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof set forth in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation by reason of any Common Stock dividend or Common Stock split or reverse stock split, recapitalization (including, without limitation, the payment of an extraordinary cash dividend), the issuance of stock rights, merger, consolidation, combination, exchange of shares, spin-off, distribution of assets to stockholders, or other similar corporate

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


change. In its discretion, the Committee may also adjust the number of shares of Common Stock covered by each outstanding option in the event of the sale or other disposition or distribution by the corporation of all or a portion of its assets.

         Subject to any required actions by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Article 5(d) of the Plan.

         In the event of a change in the Common Stock of the Corporation as currently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by

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


the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

        Except as hereinbefore expressly provided in this Article 5(g), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of any class, or securities convertible into shares of stock of any class, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

        The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

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


                  (h) Rights as a Stockholder or Employee.

        An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article 5(g) hereof. The Plan is not a contract of employment, and the terms of employment of any optionee or the relationship of any non-employee consultant with the Corporation shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any optionee for a continuation of employment, nor shall it interfere with the right of the Corporation or any Subsidiary to discharge any optionee and to treat him without regard to the effect which such treatment might have upon him as an optionee.

                  (i) Modification, Extension and Renewal Of Options.

        Subject to the terms and conditions and within the limitations of the Plan, including but limited to article 5(d), the Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of the new options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                  (j) Investment Purpose and Qualification of Shares.

         Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

         The Corporation shall seek such authority as may lawfully be required to offer and sell the shares covered by an option in each jurisdiction in which an optionee resides. However, nothing herein shall require the Corporation to register under the Securities Act of 1933 either the Plan, options granted thereunder or any securities issued or issuable pursuant to any option granted under the Plan. If such authority is not obtained for any reason, the Corporation shall not be obligated (and shall be relieved of any liability for failure) to issue and sell any securities which may be exercisable pursuant to any option granted hereunder until and unless such authority is obtained.

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

                    (k) Other Provisions.

         The option agreements authorized under the Plan shall from time to time and from option to option contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable in each case. Any such option agreement shall contain such limitations and restriction upon the exercise of the option as shall be necessary, in the case of Incentive Stock Options, in order that such option will be an Incentive Stock Option or to conform to any change in the law.

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


6.       CORPORATION LOANS

         The Corporation may make nonrecourse, collateralized loans to employees for the purpose of exercising options, with such loans to be made to employees of the Corporation or the Subsidiaries who are then and who remain in good standing, said loans bearing interest at a rate to be determined by the Committee, but in no event at a rate of interest less than the Federal interest rate applicable under Section 7872 of the Code. Such loans shall be in such amounts as may from time to time be required to enable said employees to exercise options granted under the Plan, to the extent that such loans are permitted by law and to the extent that such options are then exercisable, and shall be secured by the shares being purchased. Such loans shall, however, terminate and be due and payable (including interest) thirty days after the last day of the employment of any employee or, if earlier, upon the disposition by the employee of the shares purchased with the proceeds of such loans.

7.       RELOAD OPTIONS

         Without in any way limiting the authority of the Committee to make grants hereunder, and in order to induce officers and other key employees to retain ownership of shares of stock in the Company, the Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") in the event the optionee exercises the option evidenced by the option

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


agreement, in whole or in part, by surrendering other shares of stock of the Company in accordance with this Plan and the terms and conditions of the option agreement. Any such Reload Option shall be for a number of shares of stock equal to the number of surrendered shares of stock, shall become exercisable in the event the purchased shares of stock are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

8.       TERM OF PLAN

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

9.       INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

10.      AMENDMENT OF THE PLAN

         The Board of Directors or Compensation Committee of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan, other than Formula Options, while serving thereon. Furthermore, the Plan, as to Incentive Stock Options, may not, without approval of the stockholders, be amended in any manner that will cause such options issued under it to fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Code, and further provided that neither the Board of Directors nor the Committee may amend, suspend, modify, or terminate the Plan so as to alter or impair any grantee's rights under any option theretofore granted under the Plan.


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

11.      APPROVAL OF STOCKHOLDERS

         This Plan is subject to approval by the holders of a majority of outstanding shares of Common Stock of the Corporation voting by person or proxy at a meeting of shareholders in which there is a quorum, which approval must occur within the period beginning twelve months before or ending twelve months after the date the Plan is adopted by the Board of Directors. In the period following the adoption of this Plan by the Board of Directors but prior to obtaining approval by the stockholders, the Committee may grant options hereunder, subject to obtaining stockholder approval of the Plan.


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